                                                                    EXHIBIT 10.6

                                 CONNECT, INC.
                                 -------------

                              AMENDED AND RESTATED
                              --------------------

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     This amendment and restatement of the Amended Rights Agreement dated March 9, 1992 among Connect, Inc. (the "Company"), Michael Muller, and the holders of the then outstanding shares of Series A and Series B Preferred Stock of the Company, as amended on November 12, 1992 and further amended on June 10, 1994 (as amended, the "Rights Agreement"), is entered into among the Company, Michael Muller and the holders of the Company's stock listed on Exhibit A attached
                                                        ---------
hereto and is effective as of December 27, 1995 (this "Agreement").

                                   RECITALS:

     A. The parties hereto wish to amend and restate the Rights Agreement to add additional parties and to modify the provisions thereof in the manner set forth herein.

     NOW, THEREFORE, for and in consideration of the foregoing and the mutual promises and covenants contained herein, and to induce certain parties to purchase shares of Series F Preferred Stock to be issued by the Company, the parties hereby agree as follows:

     1.  Definitions.  The following terms shall have the meanings indicated:
         -----------

          "1934 Act" shall mean the Securities Exchange Act of 1934, as amended,
           --------
or any successor statute.

          "Act" shall mean the Securities Act of 1933, as amended, or any
           ---
successor statute.

          "Common Holders" shall mean the Persons listed under the heading
           --------------
"Common Holders" on Exhibit A.
                    ---------

          "Common Stock" shall mean the Company's common stock which is issued
           ------------
and outstanding from time to time, whether now or hereafter.

          "Demand Notice" shall have the meaning attributed thereto in Section
           -------------
2.

          "Fully Diluted Basis" shall mean that all outstanding shares of
           -------------------
Preferred Stock shall be deemed to have been converted into shares of Common Stock at the conversion prices in effect at the time the calculation in question is being made and all outstanding options and warrants shall be deemed to have been exercised.

          "Holders" shall mean the Investors and the Common Holders.
           -------

          "Investors" shall mean all parties hereto who hold shares of Series C,
           ---------
D, E or F Preferred Stock of the Company or Common Stock into which such shares are converted.
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          "IPO" shall have the meaning attributed thereto in Section 2.
           ---

          "Material Fact" means a fact which, alone or together with other
           -------------
facts, would have a materially adverse effect on the assets, business or financial condition of the Company and its subsidiaries taken as a whole.

          "Person" shall mean a corporation, association, partnership,
           ------
individual, trust, unincorporated organization or a government or agency or political subdivision thereof.

          "Preferred Stock" shall mean the Company's Series C Preferred Stock,
           ---------------
Series D Preferred Stock, Series E Preferred Stock and/or Series F Preferred Stock which is issued and outstanding from time to time, whether now or hereafter.

          "Registrable Securities" shall means (i) the Common Stock issuable or
           ----------------------
issued upon conversion of the Preferred Stock and (ii) any Common Stock the Company has issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under Section 2 are not assigned.

          "Form S-3" means such form under the Act as in effect on the date
           --------
hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     2.  Demand Registration.  If the Company shall receive at any time after
         -------------------
the earlier of (i) December 31, 1997, or (ii) one year after the effective date of the first registration statement for a public offering (the "IPO") of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase, or similar plan or a SEC Rule 145 transaction) but prior to the fifth anniversary of the effective date of the IPO, a written request (a "Demand Notice") from the Holders of (A) at least forty percent (40%) of the Registrable Securities then outstanding or (B) at least three (3) of either 21st Century Communications Partners, L.P., RRE Connect Investors, L.P., BankAmerica Ventures or Norwest Equity Partners V (in either case, the "Initiating Holders") that the Company file a registration statement under the Act covering the registration of at least twenty-five percent (25%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $5,000,000) then, upon receipt of a Demand Notice, the Company shall, within ten (10) days of receipt of the Demand Notice, give written notice of such request to all Holders (the "Registration Notification"). Each Holder who was not an Initiating Holder shall have the right within twenty (20) days of receipt of the Registration Notification to deliver to the Company a written request (the "Carry Along Notice") for any or all of the Registrable Securities owned by it to be included in the registration requested by the Initiating Holders. Upon receipt of the Demand Notice, the Company shall also expeditiously prepare and file a registration statement covering the shares subject to the Demand Notice and any associated Carry Along Notice and shall use its best efforts to cause such registration statement to be declared effective as soon as practicable after the filing thereof. The Holders shall be entitled to two (2) registrations under this
Section 2, provided that: (a) the Company shall not be required to register in any such registration an amount of Registrable Securities which represent less than five percent (5%) of the issued and outstanding Common Stock of the Company on a Fully Diluted Basis; (b) the Company will not be required to effect more than one (1) such registration for the Holders in any twelve-month period; and
(c) the Company will not be required to register in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

          Notwithstanding the foregoing, the Company shall not be required to effect any such registration pursuant to this Section 2 within sixty (60) days before or following the effective date of a Registration Statement filed pursuant to the Act relating to any underwritten public offering of the Company's securities. In addition, if the Company shall furnish to the Initiating Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company based on demonstrable circumstances (e.g., a possible merger or acquisition of the Company or a report by the Board of Directors discussing such circumstance), it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period not more than six (6) months after receipt of the Demand Notice, provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

     3.  Underwritten Demand Registration.  If the Initiating Holders intend to
         --------------------------------
distribute the shares covered by the Demand Notice by means of an underwritten offering, such Holders shall so advise the Company in their Demand Notice and the Company shall include such information in the Registration Notification.
The selling Holders and the Company shall enter into an underwriting agreement in customary form with the underwriter or underwriters of recognized standing selected for such underwriting by the Company and acceptable to a majority of the Initiating Holders. If, in the opinion of such underwriters, it would adversely affect the distribution or price of the shares to be offered if all of the shares covered by the Demand Notice and the Carry Along Notice were in fact offered for sale then the Holders other than the Investors shall eliminate their shares from the offering or reduce the number of such shares to a level which satisfies the requirements of the underwriters, and to the extent the Holders other than the Investors are required to reduce the number of such shares but not eliminate them entirely, each of such Holders shall reduce the number of shares which he is to offer for sale on a pro-rata basis based upon the number of shares each has requested to be included in such registration. If the Holders other than the Investors eliminate their shares from the offering as aforesaid, and, in the opinion of the underwriters, it would adversely affect the distribution or price of the securities to be offered if all of the shares which the Investors wish to sell were in fact offered for sale, then the Investors shall reduce the number of shares which they are to offer for sale to a level which satisfies the requirements of the underwriters, and, subject to
Section 12 herein, each of the Investors shall reduce the number of shares which he is to offer for sale on a pro-rata basis based upon the number of shares each has requested to be included in such registration.

     4.  Piggy-Back Rights.  If (but without any obligation to do so) the
         -----------------
Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase, or similar plan or a SEC Rule 145 transaction), the Company shall, at such time, promptly give the Holders written notice of such registration, and each of the Holders may, by written notice to the Company given within thirty (30) days of the Company's notice, request the Company to include within such registration any or all of the shares of the Common Stock held (or to be acquired upon conversion of Preferred Stock) by such Holder. If any Holder shall so request, the Company shall expeditiously prepare and file a registration statement covering the shares subject to such Holder's request and use its best efforts to cause such registration statement to be declared effective as soon as practicable after the filing thereof. The Company shall have the right to terminate or withdraw any registration initiated by it under this Sections 4 and 10 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Company shall not grant any registration rights under this Section 4 which are superior to or on parity with those of holders of Series F Preferred Stock other than those rights set forth herein as of December 27, 1995 and those rights set forth in the GmbH Agreement (as defined in Section 12 below), without the prior written consent of the holders of eighty percent (80%) of the then outstanding Series F Preferred Stock.

     5.  Form S-3 Registration.  In case the Company shall receive from any
         ---------------------
Investor or Investors of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Investor or Investors, the Company will promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders and as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Investor's or Investor's Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 5, (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company based on demonstrable circumstances (e.g., a possible merger or acquisition of the Company or a report by the Board of Directors discussing such circumstance), it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than six
(6) months after receipt of the request of the Investor or Investors under this Section 5. Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 5 shall not be counted as demands for registration effected pursuant to
Section 2.

     6.  Obligations of the Company.  Whenever required under this Agreement to
         --------------------------
effect the registration of any shares of Common Stock, the Company shall, as expeditiously as reasonably possible do each of the following:

          (a) Prepare and file with the Securities and Exchange Commission a registration statement with respect to such shares (the "Registration Shares") and use its best efforts to cause such registration statement to become effective, and use its best efforts to keep effective such registration statement and maintain the qualifications referred to in subsection (d) below for such period, not exceeding nine (9) months, as may be necessary for the selling Holders to dispose of the shares being sold.

          (b) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of shares owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided, however, that anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses, if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling Holders, then such expenses shall be payable by the selling Holders and any other parties participating in such underwriting pro-rata to the extent required by such jurisdiction.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, provided the selling Holders shall also enter into and perform their respective obligations under such an agreement.

          (f) Notify the selling Holders, at any time when a prospectus relating to the shares covered by the registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a Material Fact or omits to state a Material Fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Furnish, at the request of any selling Holder, on the date that such shares are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement if such shares are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such shares becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the selling Holders, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the selling Holders.

     7.  Furnish Information.  The selling Holders shall furnish to the Company
         -------------------
such information regarding themselves, the shares of the Company's capital stock held by them, and the intended method of disposition of such shares as shall be required to effect the registration of their Registrable Securities, together with such other information as may be reasonably necessary to comply with the Act, the 1934 Act and applicable state securities laws.

     8.  Expenses of Registration.  Except as set forth below in Section 9, the
         ------------------------
Company shall pay all expenses in connection with any registration, filing or qualification effected pursuant to Sections 2, 3, 4 and 5 including, without limitation, all registration, filing and qualification fees, printers' bills, accounting fees, and the fees and disbursements of counsel for the Company and the reasonable fees and expenses of one special counsel to the Selling Holders (but excluding underwriting discounts and commissions which shall be the sole responsibility of the selling Holders (the "Registration Expenses")). Any expense to be borne by the selling Holders shall be shared by the selling Holders pro-rata, based upon the number of shares registered for each of the selling Holders.

     9.  Withdrawn Registrations.  Notwithstanding Section 8, the Company shall
         -----------------------
not, however, be required to pay for expenses of any registration proceeding the request for which has been subsequently withdrawn by the Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 2 or Section 5, as applicable, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2 or Section 5 to a demand registration.

     10.  Underwriting Requirements.
          -------------------------

          (a) In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under
Section 4 to include the securities of the Holders in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company. If, in the opinion of such underwriters, it would adversely affect the distribution or price of the securities to be offered if all of the shares which the Holders and the Company wish to sell were in fact offered for sale, then the Holders other than the Investors shall eliminate their shares from the offering or reduce the number of such shares to a level which satisfies the requirements of the underwriters, and to the extent the Holders other than the Investors are required to reduce the number of such shares but not eliminate them entirely, each of such Holders shall reduce the number of shares which he is to offer for sale on a pro-rata basis based upon the number of shares each has requested to be included in such registration.

          (b) If the Holders other than the Investors eliminate their shares from the offering as aforesaid, and, in the opinion of the underwriters, it would adversely affect the distribution or price of the securities to be offered if all of the shares which the Investors and the Company wish to sell were in fact offered for sale, then the Investors shall reduce the number of shares which they are to offer for sale to a level which satisfies the requirements of the underwriters, and, subject to Section 12 herein, each of the Investors shall reduce the number of shares which he is to offer for sale on a pro-rata basis based upon the number of shares each has requested to be included in such registration.

     11.  Indemnification and Contribution.  In the event any shares of Common
          --------------------------------
Stock held by one or more Holders are included in a registration statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless the selling Holders, their officers, directors and partners, any underwriter (as defined in the Act) for the selling Holders and each Person, if any, who controls any selling Holder or any underwriter (collectively, the "Interested Parties") within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which any of the Interested Parties may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements, omissions or violations (individually, a "Violation"): (i) any untrue statement or alleged untrue statement of a Material Fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a Material Fact required to be stated therein, or necessary to make the statements therein not misleading; or
(iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any other federal or state law or any rule or regulation promulgated under the Act, the 1934 Act or any other federal or state law; and the Company will reimburse each of the Interested Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Interested Party.

          (b) To the extent permitted by law, each of the selling Holders, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1934 Act and any underwriter or any of its directors or officers or any person who controls such underwriter, against any losses, claims, damages or liabilities (or actions in respect thereto) to which the Company or any such director, officer, underwriter or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished by such selling Holder expressly for use in connection with such registration; and such selling Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such selling Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this subsection 11(b) exceed the net proceeds from the offering received by such Holder.

          (c) Promptly after receipt by an indemnified party under this Section 11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. An indemnified party shall have the right to retain its own counsel, however, but the fees and expenses of such counsel shall be at the expense of the indemnified party, unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party,
(ii) the indemnifying party has failed to assume the defense and employ counsel, or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all indemnified parties). The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, only if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 11, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 11.

          (d) If the indemnification provided for in subsections (a) and (b) of this Section 11 is unavailable or insufficient to hold harmless an indemnified party under such subsections in respect of any losses, claims, damages, liabilities or actions, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the indemnified party, on the one hand, and the indemnifying party, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give the notice required under such subsections. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnified party, on the one hand, or the indemnifying party, on the other hand, and the parties' relative intent, knowledge, access to information and an opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro-rata allocation (even if all of the selling parties were treated as one entity for such purpose), by principles of joint rather than several liability or by any other method of allocation which did not take account of the equitable considerations referred to above in this subsection
(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim; provided, however, that in no event shall any amount payable by a Holder under this subsection 11(d) exceed the net proceeds from the offering received by such Holder. No person guilty of fraudulent misrepresentations (within the meaning of Section 12(f) of the Act), shall be entitled to contribution from any person who is not also guilty of such fraudulent misrepresentation.

          (e) The obligations of the Company and the Holders under this Section 11 shall survive the completion of any offering of Registrable Securities in a registration statement pursuant to this Agreement and otherwise.

          (f) Notwithstanding the foregoing, to the extent the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

     12.  Additional Shares.  In connection with the issuance of shares of the
          -----------------
Company's Series E Preferred Stock (the "GmbH Shares") under the Equity Exchange Agreement dated December 13, 1994, between the Company, the individual GmbH quotaholders and certain shareholders of the Company (the "GmbH Agreement"), the Company granted piggy-back registration rights with respect to such GmbH Shares that are identical to those under Section 4 herein. Notwithstanding Section 10 herein, in the event the holders of GmbH Shares (the "GmbH Holders") are not allowed to exercise such piggy-back registration rights in full due to reductions by the underwriters pursuant to Section 10 herein, the GmbH Holders shall be allowed to participate in such registration (unless registrable shares have been eliminated entirely) on a pro-rata basis with the Investors based upon the total number of shares the GmbH Holders and the Investors requested to be included in such registration.

     13.  Standoff Agreement.  Each Holder shall agree, in connection with the
          ------------------
Company's initial public offering of the Company's securities, upon request of the underwriters managing any such underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Common Stock of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided, that each holder of at least five percent (5%) of the Company's outstanding Common Stock, calculated on a Fully Diluted Basis, and all of the officers and directors of the Company who own Common or Preferred Stock of the Company, also agree to such restrictions.

     14.  Termination of Registration Rights.  The rights of the Holders set
          ----------------------------------
forth in this Agreement shall terminate on the fifth anniversary of the closing of the Company's first underwritten public offering pursuant to an effective registration statement under the Act. In addition, the right of any Holder to request registration or inclusion in any registration pursuant to this Agreement, shall terminate on the closing of the first registered public offering of Common Stock of the Company if all shares of Common Stock held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 (or any other rule) promulgated under the Act during any 90-day period, or on such date after the closing of the first registered public offering of Common Stock of the Company as all shares of Common Stock held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 (or any other rule) during any 90-day period.

     15.  Reports Under Securities Exchange Act of 1934.  With a view to making
          ---------------------------------------------
available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

          (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

          (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     16.  Miscellaneous.
          -------------

          (a) The rights of the Holders are assignable to any Person to whom a Holder may transfer shares of Preferred Stock and/or shares of Common Stock as long as (i) such assignee holds at least one hundred thousand (100,000) shares of stock of the Company (as adjusted for stock splits, stock dividends and like transactions) with registration rights under this Agreement, (ii) the Company is promptly notified of such transfer, and (iii) such transferee agrees in writing to be bound by and to become a party to this Agreement. This Agreement shall be binding upon the parties hereto and their successors and permitted assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (b) This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (d) The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (e) If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          (f) All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purposes of determining the availability of any rights under this Agreement.

          (g) This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          (h) All notices under this Agreement shall be in writing, and any notice to the Investors shall be considered to be given and received in all respects when it is personally delivered, when it is transmitted by facsimile or other device providing a written record thereof, or on the second business day following the date it is deposited in the United States mail, certified mail, postage prepaid, return receipt requested, addressed to the Holders at the address contained in the Company's shareholder records. Any notice to the Company shall be considered to be given and received in all respects when it is personally delivered, when it is transmitted by telex, facsimile or other device providing a written record thereof, or on the second business day following the date it is deposited in the united States mail, certified mail, postage prepaid, return receipt requested, addressed as follows, or to such other address as shall be designated by notice duly given:

                    CONNECT, Inc.
                    515 Ellis Street
                    Mountain View, California
                    Attention:  President
                    Facsimile No.:  (415) 254-4848

With a Copy To:     Venture Law Group
                    A Professional Corporation
                    2800 Sand Hill Road
                    Menlo Park, CA 94025
                    Attention: Donald M. Keller, Jr.
                    Facsimile No.:  (415) 854-1121


          (i) Neither the Agreement nor any term thereof may be amended, waived, discharged or terminated without the written consent of (i) the Company, (ii) the Holders of at least 66 2/3% of then outstanding Registrable Securities and
(iii) at least eighty percent (80%) of the Series F Preferred Stock (or the Common Stock issued upon conversion thereof) then outstanding that are Registrable Securities.

          (j) The rights and liabilities of the Company under this Agreement are not assignable or deligable, in whole or in part, without the prior written consent of the holders of a majority of the then outstanding Registrable Securities.

          (k) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to this Agreement.

          (l) Section 3 of the Stockholders Agreement dated as of June 10, 1994 between the Company and the stockholders named therein with respect to registration rights is hereby terminated and of no further force and effect.

          (m) This Agreement replaces and supersedes in its entirety the Amended Rights Agreement dated March 9, 1992 among the Company and the shareholders named therein, as amended on November 12, 1992 and June 10, 1994 (the "Prior Rights Agreement"), and, as of the date hereof, the Prior Rights Agreement is hereby terminated and of no further force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement on one or more counterparts, each of which shall be deemed an original and all of which when executed, together or separately, shall constitute one and the same agreement as of the date, month and year first above written.

                                    CONNECT, INC.


                                    By: /s/ Henry V. Morgan
                                        --------------------------------
                                        Henry V. Morgan, Chief Financial
                                        Officer and Secretary


                                     /s/ Michael Muller
                                    ------------------------------------
                                    Michael Muller



                                    21ST CENTURY COMMUNICATIONS
                                    PARTNERS, L.P., by Infomedia
                                    Associates L.P., a general partner

                                    By: /s/ Irwin Lieber
                                       ---------------------------------
                                        Irwin Leiber, Treasurer
                                       ---------------------------------

                                    RRE CONNECT INVESTORS, L.P.

                                    By: RRE PARTNERS, L.L.C. its
                                        general partner

                                    By: /s/ Stewart Elliman
                                       ---------------------------------
                                    Its: Member of G. P.
                                        --------------------------------

                                    21ST CENTURY COMMUNICATIONS
                                    T-E PARTNERS, L.P., by Infomedia
                                    Associates, L.P., a general partner

                                    By:  /s/ Irwin Lieber
                                        ---------------------------------
                                         Irwin Lieber, Treasurer



                                    21ST CENTURY COMMUNICATIONS
                                    FOREIGN PARTNERS, L.P., by Infomedia
                                    Associates, L.P., a general partner

                                    By:  /s/ Irwin Lieber
                                        ---------------------------------
                                         Irwin Lieber, Treasurer

                                    QUAESTUS PARTNER FUND, by its
                                    managing general partner Quaestus
                                    Management Corporation


                                    By:  Quaestus Management Corporation
                                         --------------------------------

                                    Its: Vice President
                                         --------------------------------



                                    NETWORK PARTNERS, by its managing
                                    general partner Quaestus Management
                                    Corporation

                                    By:  Quaestus Management Corporation
                                         --------------------------------

                                    Its: Vice President
                                         --------------------------------


                                    QUAESTUS LIMITED PARTNERSHIP

                                    By:  Richard W. Weening
                                         ---------------------------------

                                    Its: President, R.P.I. Holdings, Inc.
                                         ---------------------------------
                                         General Partner


                                    VOLPE, WELTY & COMPANY HYBRID
                                    FUND I

                                    By:  /s/ William B. Welty
                                         ---------------------------------

                                    Its: General Partner
                                         ---------------------------------

                                    VOLPE, WELTY & COMPANY HYBRID
                                    FUND II

                                    By:  /s/ William B. Welty
                                         --------------------------------

                                    Its: General Partner
                                         --------------------------------



                                    VOLPE, WELTY & COMPANY HYBRID
                                    FUND I SLP

                                    By:  /s/ William B. Welty
                                         --------------------------------

                                    Its: General Partner
                                         --------------------------------



                                    Michael and Elkie Muller Trustees of the
                                    Muller Family Trust dated November 13,
                                    1978, amended April 28, 1993


                                    By:  /s/ Michael Muller
                                         --------------------------------
                                         Michael Muller, Trustee



                                    BANKAMERICA VENTURES


                                    By:  /s/ BankAmerica Ventures
                                         ________________________________


                                    Its:  Vice President

                                    BA VENTURE PARTNERS I


                                    By: /s/ BA Venture Partners I
                                         --------------------------------


                                    Its: General Partner
                                         --------------------------------



                                    NORWEST EQUITY PARTNERS, V
                                    a Minnesota Limited Liability Partnership,
                                    By: Itasca Partners V, L.L.P., General
                                    Partner

                                    By   /s/ Promod Haque
                                         --------------------------------
                                         Promod Haque, Partner



                                    THEODORE H. ASHFORD


                                         /s/ Theodore H. Ashford
                                         --------------------------------


                                    H&Q MACNET INVESTORS, L.P.


                                    By: /s/ H & Q MACNOT INVESTORS, L.P.
                                        ---------------------------------


                                    Its: Attorney-in-fact

                                   EXHIBIT A

COMMON HOLDERS

Diana Allen
Shayne Bradley
Brian L. Carter
Pamela L. Carter
Carter Trust
Michael Crawford
Jay Davis
Alfred Dentone
Dishmon CP
Erv Edge
James Faines
Brayton Fisher
William Hall
Loretta Ipolito
K&M Trust
Steve Langer
Suzanne Leonard
Rupert Lissner
Daniel Mannisto
Josephine Morrissey
Ann Morse
Muller Trust
William Nadel
Drew & Janet Pritsker
Robert H. Ralston
Reed CP
Eugene Richeson
Jonathan Sass
M. Joseph Schaller
Paul Schmidman
Amy Spanfelner
Stuppin CP
Mark Vermillion
W&F Partners
Walker Yormarck
Judith Wangelin
Williams Trust
Young CP

PREFERRED HOLDERS

 Quaestus Partner Fund
 Quaestus Limited Partnership
 Network Partners
 Volpe Welty & Company Hybrid Fund I
 Volpe Welty & Company Hybrid Fund II
 Volpe Welty & Company Hybrid Fund I SLP
 Muller Family Trust dated November 13, 1978, amended April 23, 1993
 BankAmerica Ventures
 BA Venture Partners I
 21st Century Communications Partners, L.P.
 RRE Connect Investors, L.P.
 Norwest Equity Partners V
 Theodore H. Ashford
 H&Q MacNet Investors, L.P.
 21st Century Communications T-E Partners, L.P.
 21st Century Communications Foreign Partners, L.P.